UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2014

(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 23, 2014, Community Bancorp. announced that its Board of Directors has declared a quarterly cash dividend of $0.16 per share payable November 1, 2014 to shareholders of record on October 15, 2014.  The Company’s press release dated September 24, 2014, is filed as Exhibit 99.1 to this Report, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

      Exhibit 99.1 - Press Release of Community Bancorp. dated September 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: September 23, 2014	/s/ Stephen P. Marsh
Stephen P. Marsh, Chairman,
President & Chief Executive Officer